UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): December 15, 2007
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
On December 15, 2007, Check Mart of Florida, Inc., an indirect wholly-owned subsidiary of Dollar Financial Corp. (the “Company”) completed its previously-announced acquisition of substantially all of the assets of eighty-two financial services stores in southeast Florida (the “Acquisition”) from CSS Financial Services, Inc., d/b/a The Check Cashing Store (the “Seller”). The Acquisition was effected pursuant to the terms of an asset purchase agreement dated October 11, 2007, by and among CCS Financial Services, Inc. a Florida corporation, Allen Eager, The Allen Eager Revocable Trust, Paul P. Hauser, Barry E. Hershman, and the Barry E. Hershman Revocable Trust and Check Mart of Florida, Inc. a Delaware corporation (the “Asset Purchase Agreement”).
The total purchase price for the Acquisition was equal to $101.9 million. The Company used a portion of the proceeds from its recent $200.0 million senior convertible note offering, which was completed on June 27, 2007, to finance the Acquisition. The Company does not have any material relationships with the Seller or any of its directors, officers or affiliates.
The foregoing description of the Acquisition and transactions contemplated by the Asset Purchase Agreement does not purport to be a complete statement of the parties’ rights under the Asset Purchase Agreement and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which was attached as Exhibit 2.6 to the Company’s quarterly report filed on November 9, 2007 and is incorporated herein by reference. A copy of the press release announcing the Acquisition is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
          (a) Financial Statements of Businesses Acquired
The financial statements required by this item will be filed by amendment as soon as practicable, but in no event later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
          (b) Pro Forma Financial Statements
The pro forma financial statements required by this item will be filed by amendment as soon as practicable, but in no event later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
          (d) Exhibits

2.1
Asset Purchase Agreement dated October 11, 2007 by and among CCS Financial Services, Inc. a Florida corporation, Allen Eager, The Allen Eager Revocable Trust, Paul P. Hauser, Barry E. Hershman, and the Barry E. Hershman Revocable Trust and Check Mart of Florida, Inc. a Delaware corporation. (1)

99.1	Press Release, dated December 17, 2007.

(1)	Incorporated by reference from the Form 10-Q filed by Dollar Financial Corp. on November 9, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: December 19, 2007	By:	/s/ William M. Athas
William M. Athas
Senior Vice President of Finance and Corporate Controller

Exhibit Index

2.1
Asset Purchase Agreement dated October 11, 2007 by and among CCS Financial Services, Inc. a Florida corporation, Allen Eager, The Allen Eager Revocable Trust, Paul P. Hauser, Barry E. Hershman, and the Barry E. Hershman Revocable Trust and Check Mart of Florida, Inc. a Delaware corporation.(1)

99.1	Press Release, dated December 17, 2007.

(1)	Incorporated by reference from the Form 10-Q filed by Dollar Financial Corp. on November 9, 2007.